UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            _________________________


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                      Date of Report
                      (Date of earliest
                      event reported): June 3, 2003

                               Cobalt Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Wisconsin                     1-14177                39-1931212
----------------------------  --------------------------  --------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of incorporation)                                     Identification No.)

                            401 West Michigan Street
                           Milwaukee, Wisconsin 53203
            ---------------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (414) 226-6900
                          -----------------------------
                         (Registrant's telephone number)

Item 5. Other Events

     On June 3, 2003, Cobalt Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement") with WellPoint Health Networks Inc. ("WellPoint") and Crossroads Acquisition Corp., a wholly-owned subsidiary of WellPoint ("Merger Sub"). Under the Merger Agreement, Cobalt will merge with Merger Sub, on the terms and subject to the conditions specified in the Merger Agreement (the "Merger").

     Consummation of the Merger is subject to approval of Cobalt's shareholders, receipt of approvals under applicable insurance and antitrust laws, approval of the BlueCross BlueShield Association and other customary closing conditions. The Merger is intended to be a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

     Concurrently with the execution of the Merger Agreement, Wisconsin United For Health Foundation, Inc. (the "Foundation"), which owns approximately 60% of the outstanding shares of Cobalt common stock, entered into a Voting and Lockup Agreement with WellPoint (the "Lockup Agreement"). Under the Lockup Agreement, the Foundation agreed, among other things, to vote all of its shares of Cobalt stock in favor of the Merger, on the terms and subject to the conditions specified in the Lockup Agreement.

     A copy of the Merger Agreement is filed as Exhibit 2.1 hereto and is incorporated herein by reference. A copy of the Lockup Agreement is filed as
Exhibit 99.1 hereto and is incorporated herein by reference. A copy of the joint press release announcing the execution of the merger agreement is filed as
Exhibit 99.2 hereto and is incorporated herein by reference.

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can generally be identified because they are preceded by or include words like "anticipate," "believe," "estimate," "expect," "forecast," "objective," "plan," "possible," "potential," "project" and similar expressions. Forward-looking statements are statements based upon management's expectations at the time such statements are made and are subject to risks and uncertainties that could cause the Company's actual results to differ materially from those contemplated in the statements. Those risks and uncertainties include rising health care costs, business conditions, impact of elimination of memberships, competition in the managed care industry, developments in health care reform and other regulatory issues. Readers are cautioned not to place undue reliance on forward-looking statements.

Item 7. Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          (2.1) Agreement and Plan of Merger, dated June 3, 2003, by and among WellPoint Health Networks Inc., Crossroads Acquisition Corp. and Cobalt Corporation. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

          (99.1) Voting and Lockup Agreement, dated June 3, 2003, by and between WellPoint Health Networks Inc. and Wisconsin United for Health Foundation, Inc.

          (99.2) Joint Press Release of Cobalt Corporation and WellPoint Health Networks Inc., dated June 3, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COBALT CORPORATION

Date:    June 3, 2003

                                        By: /s/ Gail L. Hanson
                                           -------------------------------------
                                            Gail L. Hanson
                                            Senior Vice President, Treasurer and
                                             Chief Financial Officer

                               COBALT CORPORATION

                            EXHIBIT INDEX TO FORM 8-K
                            Report Dated June 3, 2003

  Exhibit No.                      Description
---------------    -------------------------------------------------------------

       2.1 Agreement and Plan of Merger, dated June 3, 2003, by and among WellPoint Health Networks Inc., Crossroads Acquisition Corp. and Cobalt Corporation. Schedules and exhibits to the Agreement and Plan of Merger have not been filed herewith. The Company agrees to furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

       99.1 Voting and Lockup Agreement, dated June 3, 2003, by and between WellPoint Health Networks Inc. and Wisconsin United for Health Foundation, Inc.

       99.2 Joint Press Release of Cobalt Corporation and WellPoint Health Networks Inc., dated June 3, 2003.